UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2016

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04174	73-0569878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)

(918) 573-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Williams Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34831	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)

(918) 573-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Williams SPA

On August 8, 2016, The Williams Companies, Inc. (“Williams”) and The Williams Companies International Holdings B.V. (“WCIH”), an indirect wholly-owned subsidiary of Williams, entered into a Share Purchase Agreement (the “Williams SPA”) with Inter Pipeline Ltd. (“Inter Pipeline”) pursuant to which WCIH agreed to sell, and Inter Pipeline agreed to purchase, 100% of the issued and outstanding shares of each of Williams Canada Development ULC, Williams Horizon Offgas ULC, Williams Canada Employee Services, Inc., and Williams Canada Propylene ULC (such shares, the “Purchased Shares,” and such companies, the “Target Companies”). Williams has agreed to provide to Inter Pipeline at closing a guarantee of the obligations of WCIH under the Williams SPA. The purchase price for the Purchased Shares was CAD$472.5 million, subject to purchase price adjustments for (1) changes in the net working capital, expenditures, and debt of the Target Companies in the period between signing and closing and (2) reductions related to certain royalty credits under Alberta Energy’s Petrochemicals Diversification Program based upon the amount of such credits ultimately awarded to the Target Companies. In addition, 25% of the purchase price will be held in escrow pending the receipt of a clearance certificate (a “Clearance Certificate”) issued by the Canada Revenue Agency (the “CRA”) pursuant to the relevant provisions in section 116 of the Income Tax Act of Canada, as amended (the “Tax Act”), with respect to any of the Purchased Shares that are “taxable Canadian property” as defined in the Tax Act.

The Williams SPA includes customary (1) representations and warranties of the parties, (2) covenants, including without limitation covenants with respect to actions taken prior to the closing, cooperation with respect to regulatory issues, and access to each other’s information, and (3) indemnities. The Williams SPA is also subject to customary closing conditions, including: the receipt of advance regulatory approval or the waiver of such proceedings under the Competition Act of Canada, as amended (the “Competition Act”); and the absence of any order, injunction or decree, issued by a court of competent jurisdiction preventing the consummation of the transactions contemplated by the Williams SPA. The Williams SPA contains certain termination rights for the parties, including if the closing of the transactions contemplated thereby does not occur by October 31, 2016 or, under certain conditions, if there has been a breach of certain representations and warranties by either party. Closing is anticipated to occur in 2016.

WPZ SPA

On August 8, 2016, Williams Partners L.P. (“WPZ”) and Williams Energy Canada LP (“WEC”), an indirect wholly-owned subsidiary of WPZ, entered into a Share Purchase Agreement (the “WPZ SPA,” and together with the Williams SPA, the “Agreements”) with Inter Pipeline pursuant to which WEC agreed to sell, and Inter Pipeline agreed to purchase, 100% of the issued and outstanding shares of Williams Energy Canada ULC (such shares, the “Purchased Shares,” and such company, the “Target Company”). WPZ has agreed to provide to Inter Pipeline at closing a guarantee of the obligations of WEC under the WPZ SPA. The purchase price for the Purchased Shares was CAD$877.5 million, subject to purchase price adjustments for changes in the net working capital and debt of the Target Company in the period between signing and closing. In addition, 25% of the purchase price will be held in escrow pending the receipt of a Clearance Certificate issued by the CRA pursuant to the relevant provisions in section 116 of the Tax Act with respect to any of the Purchased Shares that are “taxable Canadian property” as defined in the Tax Act.

The WPZ SPA includes customary (1) representations and warranties of the parties, (2) covenants, including without limitation covenants with respect to actions taken prior to the closing, cooperation with respect to regulatory issues, and access to each other’s information, and (3) indemnities. The WPZ SPA is also subject to customary closing conditions, including: the receipt of advance regulatory approval or the waiver of such proceedings under the Competition Act; and the absence of any order, injunction or decree, issued by a court of competent jurisdiction preventing the consummation of the transactions contemplated by the WPZ SPA. The WPZ SPA contains certain termination rights for the parties, including if the closing of the transactions contemplated thereby does not occur by October 31, 2016 or, under certain conditions, if there has been a breach of certain representations and warranties by either party. Closing is anticipated to occur in 2016.

Disclaimers

The foregoing descriptions of each of the Agreements do not purport to be complete and are qualified in their entirety by reference to the applicable Agreements, copies of which are attached as Exhibit 2.1 and 2.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference. The Agreements are included as exhibits to this Form 8-K to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about Williams, WPZ or the other parties to the Agreements. The representations, warranties and covenants contained in the Agreements were made only for the purposes of the applicable agreement and as of a specific date; were solely for the benefit of the parties to such agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosure schedules made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Williams, WPZ or the other parties to the Agreements or any of their respective subsidiaries and affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreements, which subsequent information may or may not be fully reflected in Williams’ or WPZ’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On August 8, 2016, Williams and WPZ issued a joint press release announcing the entry into the Agreements. A copy of this press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1*	Share Purchase Agreement by and between The Williams Companies International Holdings B.V. and Inter Pipeline Ltd. and The Williams Companies, Inc., dated August 8, 2016.

2.2*	Share Purchase Agreement by and between Williams Energy Canada LP and Inter Pipeline Ltd. and Williams Partners L.P., dated August 8, 2016.

99.1	Press release dated August 8, 2016.

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC on request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Sarah C. Miller
Sarah C. Miller
Senior Vice President, General Counsel and Corporate Secretary

WILLIAMS PARTNERS L.P.
By:	WPZ GP LLC, its General Partner

	By:	/s/ Sarah C. Miller
Sarah C. Miller
Senior Vice President, General Counsel and Secretary

DATED: August 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Share Purchase Agreement by and between The Williams Companies International Holdings B.V. and Inter Pipeline Ltd. and The Williams Companies, Inc., dated August 8, 2016.

2.2*	Share Purchase Agreement by and between Williams Energy Canada LP and Inter Pipeline Ltd. and Williams Partners L.P., dated August 8, 2016.

99.1	Press release dated August 8, 2016.

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC on request.